UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 26, 2018

Mercantil Bank Holding Corporation

(Exact name of registrant as specified in its charter)

Florida	1-38534	65-0032379
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

220 Alhambra Circle

Coral Gables, Florida 33134

(Address of principal executive offices including zip code)

(305) 460-4038

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On October 23, 2018, Mercantil Bank Holding Corporation (the “Company”) completed the previously announced one-for-three share combination equivalent to a reverse stock split (the “Stock Split”) of each of the Company’s Class A common stock and the Company’s Class B common stock. On November 16, 2018, the Company revised its audited consolidated financial statements as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 to reflect the Stock Split (the “Revised Financial Statements”). The Revised Financial Statements are attached hereto as exhibit 99.1 and are unchanged from the audited consolidated financial statements included in the Company’s registration statement on Form S-1/A filed on November 16, 2018 and the date hereof (Registration No. 333-227744).

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Revised Audited Financial Statements of Mercantil Bank Holding Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCANTIL BANK HOLDING CORPORATION

Date: November 26, 2018	By:	/s/ Ivan Trujillo
		Name:	Ivan Trujillo
		Title:	Senior Vice President and Corporate Secretary